                                                                   Exhibit 10.40
                                                                   -------------

3200-24                                                            FORM APPROVED
(May 1984)                   UNITED STATES                   OBM No. ___________
(Formerly 3200-8 & 3200-21)  DEPARTMENT OF THE INTERIOR  Expires January 31,1986
                             BUREAU OF LAND MANAGEMENT


     OFFER TO LEASE AND LEASE FOR GEOTHERMAL RESOURCES Serial No. CA 11402

The undersigned have reserved others to lease all or any of the lands in item 2 that are available for lease pursuant to the Geothermal Steam Act of 1970
________________________.


                      Read Instructions Before Completing


1.   Name                    California Energy Company, Inc.

     Street                  3333 Mendocino Ave., Suite 100

     City, State, Zip Code   Santa Rosa, California  95401
----------------------------------------------------------------

2.   Surface managing agency if other than BLM ____________Unit Project_________

     Legal description of land requested (segregate by public domain and acquired lands):

T. 22 S., R.  39 E., Meridian Mt. Diablo State California County Inyo

                    Sec. 19, lots 1 to 4, E1/2, E1/2W1/2;
                    Secs. 20 and 29;
                    Sec. 30, lots 1 to 4, E1/2, E1/2W1/2.


                                                                 Total acres applied for 2,554.04
                                                                                         --------
                                                                 Percent U.S. interest __________
Amount remitted: Filing fee$_____      Rental fee $5,110.00                   Total $  5,110.00
                                                   --------                          ------------
_________________________________________________________________________________________________
                                     DO NOT WRITE BELOW THIS LINE

3.   Land included in lease:

T.        R.        Meridian             State              County



                                Same as Item 2.



                                                    Total acres in lease 2554.04
                                                        Rental retained $5110.00
________________________________________________________________________________

In accordance with the above offer, or the previously submitted competitive bid, this lease is issued granting the exclusive right to drill for, extract, produce, remove, utilize, sell, and dispose of all the geothermal resources in the lands described in item 3 together with the right to build and maintain necessary improvements thereupon, for a primary term of 10 years. Rights granted are subject to applicable laws, the terms, conditions, and attached stipulations of this lease, the Secretary of Interior's regulations

                                     R&M-1
and formal orders in effect as of lease issuance and, when not inconsistent with lease rights granted or specific provisions of this lease, regulations and formal orders hereafter promulgated.


                                                        THE UNITED STATES OF AMERICA

Type of lease:
                                                        by   /s/ Joan B. Russell
                                                             ------------------------------
    Noncompetitive
---
                                                        Chief, Leasable Minerals Section
                                                        -----------------------------------
 X  Competitive  Coso KGRA; Parcel 20
---
    Other        Lease Sale of 9/15/81               EFFECTIVE DATE OF LEASE MAY 1, 1985
---       ----------------------------                                       --------------

                                     R&M-2

4. (a) Undersigned certifies that

       (1) Offeror is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States, any State or the District of Columbia; (2) All parties holding an interest in the offer are in compliance with 43 CFR 3200 and the authorizing Act; (3) Offeror's chargeable interests, direct and indirect, do not exceed that allowed under the Act; and (4) Offeror is not considered a minor under the laws of the State in which the lands covered by this offer are located.
  (b) Undersigned agrees that signature to this offer constitutes acceptance of this lease, including all terms, conditions and stipulations of which offeror has been notice, and any amendment or separate lease that may cover any land described in this offer open to lease application at the time this offer was filed but omitted for any reason from this lease. The offeror further agrees that this offer cannot be withdrawn, either in whole or part, unless the withdrawal is received by the BLM State Office before this lease, an amendment to this lease, or a separate lease, whichever covers the land described in the withdrawal, has been signed on behalf of the United States.
  This offer will be rejected and will afford the offeror no priority if it is not properly completed and executed in accordance with the regulations, or if it is not accompanied by the required payments. Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fraudulent, or untrue statements or representations as to any matter within its jurisdiction.


Duly executed this 19th day of     April    , 1985    /s/    signature illegible
                               -------------    --  ----------------------------
---------------------------------------------------------------


                                  LEASE TERMS

Sec. 1. Rentals -- Rentals shall be paid to proper office of lessor in advance of each lease year until there is production in commercial quantities from the leased lands. Annual rental rates per acre or fraction thereof are: $1 for noncompetitive leases and $2 for competitive leases.
  If this lease or a portion thereof is committed to an approved cooperative or unit plan which includes a well capable of producing leased resources, and the plan contains a provision for allocation of production, royalties shall be paid on the production allocated to this lease. However, annual rentals shall continue to be due for those lands not within a participating area.
  Failure to pay annual rental, if due, on or before the anniversary date of this lease (or next official working day if office is closed) shall automatically terminate this lease by operation of law. Rentals may be suspended by the Secretary upon a sufficient showing by lessor.

Sec. 2. Royalties -- Royalties shall be paid to proper office of lessor. Royalties shall be computed in accordance with regulations and orders. Royalty rates on production are: 10 percent for steam, heat, or energy; 5 percent for byproducts; and 5 percent for demineralized water.
  Lessor reserves the right to establish reasonable minimum values on production after giving lessee notice and an opportunity to be heard. Royalties shall be due and payable on the last day of the month following the month in which production occurred.
  Minimum royalty shall be due for any lease year beginning on or after the commencement of production in commercial quantities in which royalty payments aggregate less than $2 per acre. Lessor shall pay such difference at the end of lease year. This minimum royalty may be waived, suspended, or reduced, and the above royalty rates may be reduced for all or portions of this lease if the Secretary determines that such action is necessary to encourage the greatest ultimate recovery of the leased resources, or is otherwise justified.

Sec. 3. Bonds -- Lessee shall file and maintain any bond required under regulations.

Sec. 4. Diligence, rate of development, unitization, and drainage -- Lessee shall perform diligent exploration as required by regulations and shall prevent unnecessary damage to, loss of, or waste of leased resources. Lessor reserves right to specify rates of development and production in the public interest and to require lessee to subscribe to a cooperative or unit plan, within 30 days of notice, if deemed necessary for proper development and operation of the area, field, or pool embracing these leased lands. Lessee shall drill and produce wells necessary to protect leased lands from drainage or pay compensatory royalty for drainage in amount determined by lessor.

Sec. 5. Documents, evidence, and inspection -- Lessee shall file with proper office of lessor, not later than (30) days, after effective date thereof, any contract or evidence of other arrangement for the sale or disposal of production. At such times and in such form as lessor may prescribe, lessee shall furnish detailed statements showing amounts and quality of all products removed and sold, proceeds therefrom, and amount used for production purposes or unavoidably lost. Lessee shall be required to provide

                                     R&M-3
plots and schematic diagrams showing development work and improvements, and reports with respect to parties in interest, expenditures, and depreciation costs.
  In the form prescribed by lessor, lessee shall keep a daily drilling record, a log, and complete information on well surveys and tests and keep a record of subsurface investigations and furnish copies to lessor when required. Lessee shall keep open at all reasonable times for inspection by any authorized officer or lessor, the leased premises and all wells, improvements, machinery, and fixtures thereon, and all books, accounts, maps, and records relative to operations, surveys, or investigations on or in the leased lands. Lessee shall maintain copies of all contracts, sales agreements, accounting records, and documentation such as billings, invoices, or similar documentation that support costs claimed as manufacturing, preparation, and/or transportation costs. All such records shall be maintained in lessee's accounting offices for future audit by lessor. Lessee shall maintain required records for 6 years after they are generated or, if an audit or investigation is underway, until released of the obligation to maintain such records by lessor.
  Notwithstanding existence of this lease, information obtained under this section shall be closed to inspection by the public in accordance with the Freedom of Information Act (5 U.S.C. 552).

Sec. 6. Conduct of operations -- Lessee shall conduct operations in a manner that minimizes adverse impacts to the land, air, and water, to cultural, biological, visual, and other resources, and to other land uses or users.
Lessee shall take reasonable measures deemed necessary by lessor to accomplish the intent of this section. To the extent consistent with leased rights granted, such measures may include, but are not limited to, modification to siting or design of facilities, timing of operations, and specification of interim and final reclamation measures. Lessor reserves the right to continue existing uses and to authorize future uses upon or in the leased lands, including the approval of easements or rights-of-ways. Such uses shall be conditioned so as to prevent unnecessary or unreasonable interference with rights of lessees.
  Prior to disturbing the surface of the leased lands, lessee shall contact lessor to be appraised of procedures to be followed and modification or reclamation measures that may be necessary. Areas to be disturbed may require inventories or special studies to determine the extent of impacts to other resources. Lessee may be required to complete minor inventories or short term special studies under guidelines provided by lessor. If in the conduct of operations, threatened or endangered species, objects of historic or scientific interest, or substantial unanticipated environmental effects are observed, lessee shall immediately contact lessor. Lessee shall cease any operations that would result in the destruction of such species or objects.

Sec. 7. Production of byproducts -- If the production, use, or conversion of geothermal resources from these leased lands is susceptible of producing a valuable byproduct or byproducts, including commercially demineralized water for beneficial uses in accordance with applicable State water laws, lessor may require substantial beneficial production or use thereof by lessee.

Sec. 8. Damages to property -- Lessee shall pay lessor for damage to lessor's improvements, and shall save and hold lessor harmless from all claims for damage or harm to persons or property as a result of lease operations.

Sec. 9. Protection of diverse interests and equal opportunity -- Lessee shall maintain a safe working environment in accordance with standard industry practices and take measures necessary to protect the health and safety of the public. Lessor reserves the right to ensure that production is sold at reasonable prices and to prevent monopoly.
  Lessee shall comply with Executive Order No. 11246 of September 24, 1965, as amended, and regulations and relevant orders of the Secretary of Labor issued pursuant thereto. Neither lessee nor lessee's subcontractor shall maintain segregated facilities.

Sec. 10. Transfer of lease interests and relinquishment of lease -- As required by regulations, lessee shall file with lessor, any assignment or other transfer of an interest in this lease. Lessor may relinquish this lease or any legal subdivision by filing in the proper office a written relinquishment, which shall be effective as of the date of filing, subject to the continued obligation of the lessee and surety to pay all accrued rentals and royalties.

Sec. 11. Delivery of premises -- At such time as all or portions of this lease are returned to lessor, lessee shall place all wells in condition for suspension or abandonment, reclaim the land as specified by lessor, and within a reasonable period of time, remove equipment and improvements not deemed necessary by lessor for preservation of producible wells or continued protection of the environment.

Sec. 12. Proceedings in case of default -- If lessee fails to comply with any provisions of this lease, and the noncompliance continues for 30 days after written notice thereof, this lease shall be subject to cancellation in accordance with the Act. However, if this lease includes land known to contain a well capable of production in commercial quantities, it may be cancelled only by judicial proceedings. This provision shall not be construed to prevent the exercise by lessor of any other legal and equitable remedy, including waiver of 1986the default. Any such remedy or waiver shall not prevent later cancellation for the same default recurring at any other time.

                                     R&M-4

  Whenever the lessee fails to comply in a timely manner with any of the provisions of the Act, this lease, the regulations, or formal orders, and immediate action is required, the Lessor may enter on the leased lands and take measures deemed necessary to correct the failure at the expense of the Lessor.

Sec. 13. Heirs and successors-in-interest -- Each obligation of this lease shall extend to and be binding upon, and every benefit hereof shall inure to, the heirs, executors, administrators, successors, or assignees of the respective parties hereto.

                                     R&M-5

                 Navy Constraints On Naval Weapon Center Lands

In addition to the lease terms and requirements contained in the lease forms, the lessee shall comply with the following Navy constraints unless they are jointly modified by the Commander, NWC, and the Authorized Officer, Bureau of Land Management, with the concurrence of the Deputy Conservation Manager (DCM) for Geothermal, USGS.

The Commander, NWC, is the responsible agent of the Federal Government for the utilization of the land surface and airspace of NWC. As such, the Commander, NWC, is responsible for the protection of the health and safety of all personnel, military and civilian, within the confines of NWC, and is responsible for the continuing preservation of the ability of NWC to perform its mission of air delivered weapons research, development, test, and evaluation.

1.  Access.

    Access to the NWC is a privilege granted by the Commander, NWC. Exercise of this privilege requires adherence to NWC traffic regulations, check-in/ check-out procedures, radiation control measures, environmental controls, area access limitations, and electronic emission controls and such other published administrative regulations as appropriate. Access shall be on a not-to-interfere basis with NWC test schedules, and shall be limited to that specific lease block or area being explored, developed or produced. Access schedules shall be established on a weekly basis with NWC. NWC shall provide uninterrupted short term access for reasons of geothermal safety or other drilling incidents requiring access to a specific site for geothermal operations. Experience to date shows that in any given month, scheduled and unscheduled daylight downtime will not regularly exceed 10% and nighttime downtime will not regularly exceed 2%. Access shall require that for each lease holder, one responsible contact point shall at all times know who is present on NWC lands, and this contact point shall be reachable at all times in event evacuation is ordered.

2.  Security.

    The mission of the NWC is such that visitors cannot be granted access to NWC lands without going through NWC security procedures. All non-citizen visits must be arranged through NWC with a minimum notice of 96 hours for non-communist-bloc visitors. The latter will be considered on a case-by-case basis. Accessible areas visitors use will be delineated by NWC.

                                     R&M-6

3.  Environmental.

    NWC retains the right to suspend any operation judged by the Center to present an imminent threat to the environment. During all operations, all federal, state and local environmental standards shall be rigorously observed. No components of the environment shall be unnecessarily disturbed. NWC shall have the right to impose those emission standards required to protect the Center's mission.

4.  Sites and Routes.

    All vehicular traffic shall be limited to routes approved by NWC. Power plant sites, drill pad sites, and pipe line routes will be selected subject to NWC approval to ensure that such sites will have a minimum impact on NWC range operations. All site plans shall be submitted to NWC for review and approval. Routes to and from work areas within lease blocks shall be approved by NWC.

5.  Shelters.

    Lease operators shall have the option of either moving employees outside NWC boundaries upon request of the designated representatives of the Commander, NWC, or retiring to NWC approved personnel shelters provided by the lessee during those times when the NWC operations require personnel protection at the work site.

6.  Radioactive Sources.

    No radioactive sources shall be brought into NWC until appropriate Navy permits have been obtained. These permits will be issued after NWC has verified the license of the operator to be valid for the proposed effort and has approved written standard procedures for use and for handling lost or damaged sources.

7.  Injuries and Accidents.

    All disabling injuries occurring within NWC boundaries will be reported within 24 hours to NWC. NWC will have the right to suspend any operation judged by NWC to present an imminent danger to any personnel on NWC property or to government property.

8.  Electronic Radiation.

    Electronic emissions will not be permitted without prior review and authorization by the NWC. Periods of emission will be coordinated with the Center and, at times, the Center may require electronic emission silence for periods of up to four hours.

                                     R&M-7

9.  Plant Protection.

    All wet-heads shall be revetted to a degree acceptable to NWC; all wells so designated by NWC shall be fitted with an approved below ground or revetted flow limiter; all pipe lines shall be fitted with automatic flow limiters as approved by NWC and all power plants shall be equipped with a hardened control room approved for continuous occupancy during NWC tests.

10. Information.

    All information on incidents involving both NWC equipment and/or personnel and the geothermal operators will be released to the public jointly by NWC and the Department of Interior. Particular attention will be given to information concerning incidents that have the potential for high public interest. Any serious injury or fatality and any geothermal blowout will be reported at once to NWC.

11. Military/Government Property.

    All military and government property found on the land surface or embedded in the land shall be left in place. NWC shall be informed of the presence of all suspected or potentially hazardous material immediately and NWC personnel will inspect and remove such material in a timely manner. In case of doubt, NWC is to be called for an inspection.

12. Data Exchange.

    Data on flow, chemistry of fluids and reservoir conditions and structure shall be provided to NWC with such data to remain proprietary in accordance with current practices and procedures as developed by the Deputy Conservation Manager and set forth in 30 CFR 270.

13. Legal Jurisdiction.

    Law enforcement on NWC lands will remain the responsibility of NWC. The use of geothermal operator employees in a guard function or the contracting by the geothermal operator for security guards on NWC lands will be subject to review and approval by NWC.

14. Right of Inspection.

    NWC shall have the right of inspection at all times to ensure and verify compliance with these constraints.

15. Minor administrative costs incurred by the Naval Weapons Center, i.e., scheduling to avoid conflict with Weapons Center range use, will be chargeable to the leaseholder. For more information call Dr. Carl Austin,
    (714) 939-3411, extension 228.

                                     R&M-8

Form 3200-17                         UNITED STATES                         FORM APPROVED
(August 1982)                  DEPARTMENT OF THE INTERIOR              OMB NO. 1004-0074
                               BUREAU OF LAND MANAGEMENT        Expires:  April 30, 1985
                                                                      Serial No. CA11402

                           ASSIGNMENT AFFECTING RECORD TITLE
                            TO GEOTHERMAL RESOURCES LEASE       New Serial No.

                                    PART I

     COSO LAND COMPANY
     c/o California Energy Company, Inc.
     3333 Mendocino Ave., Suite 100
     Santa Rosa, CA 95401


The undersigned, as owner of 100% percent of record title of the above-designated geothermal resources lease issued effective (date) May 1, 1985, hereby transfers and assigns to the assignee shown above, the record title interest in and to such lease as specified below.

________________________________________________________________________________

--
2.  Describe the lands affected by this assignment (43 CFR 3241.2-5)

     T.  22 S., R. 39 E., Mt. Diablo, Meridian
       Sec. 19, Lots 1-4, Inclusive, E1/2, E1/2W1/2
       Sec. 20,
       Sec. 29,
       Sec. 30, Lots 1-4, Inclusive, E1/2, E1/2W1/2



     Total Area 2,554.04
________________________________________________________________________________
3. What part of assignor(s) record title interest is being conveyed to assignee? (Give percentage or share) 100%
________________________________________________________________________________
4.  What part of the record title interest is being retained by assignor(s)?
NONE
________________________________________________________________________________

5a. What overriding royalty or production payments is the assignor reserving herein? (See Item 4 of General Instructions; specify percentage; no assignment will be approved which does not comply with 43 CFR 3241.7-2 on limitation of overriding royalties)
  NONE
b. What overriding royalties or production payments, if any, were previously reserved or conveyed? (Percentage only) NONE
________________________________________________________________________________

It is agreed that the obligation to pay any overriding royalties or payments out of production of geothermal resources created herein, which, when added to overriding royalties or payments out of production previously created, aggregate in excess of 50 percent, of the rate of royalty due the United States, shall be suspended.

I CERTIFY That the statements made herein are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 17th day of May, 1985
California Energy Company, Inc.

By: /s/  Kenneth P. Nemzer                                  3333 Mendocino Ave., Suite 100
   --------------------------------------       ------------------------------------------------------
          (Assignor's Signature)                                (Assignor's Address)

   Kenneth P. Nemzer
   Secretary and General Counsel                 Santa Rosa,             CA                  95401
                                                ------------------------------------------------------
                                                   (City)              (State)             (Zip Code)

                                     R&M-9

_______________________________________________________________________________

Title 18 U.S.C., Section 1001, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.
_______________________________________________________________________________
                          THE UNITED STATES OF AMERICA

Assignment approved as to the lands described below:

                              Same as Item #2


Assignment approved effective Jul 1, 1985              By   /s/ Joan B. Russell
                              ----------------            -----------------------------------------------
                                                           (Authorized Officer)

                                                       Chief, Leasable Minerals Section     Jun 24, 1985
                                                       --------------------------------------------------
                                                               (Title)                        (Date)

================================================================================
==
NOTE: This form may be reproduced provided that copies are exact reproductions on one sheet of both sides of this official form in accordance with the provisions of 43 CFR 3241.2-4
================================================================================
==

                                     R&M-10

                                    PART II
________________________________________________________________________________
                 ASSIGNEE'S REQUEST FOR APPROVAL OF ASSIGNMENT
________________________________________________________________________________
A. ASSIGNEE CERTIFIES THAT
   1. Assignee is qualified to hold a geothermal resources lease under 43 CFR 3202.1
   2. Assignee is   ____ Individual   ____ Municipality      X   Association
                                                          -----
      ____ Corporation
   3. Assignee is the sole party in interest in this assignment (information as to interests of other parties in this assignment must be furnished as prescribed in Specific Instructions)
   4. Filing fee of $50 is attached (See Item 2 of General Instructions)
   5. Assignee's interests, direct and indirect, in geothermal resources leases, do not exceed 20,480 chargeable acres (43 CFR 3201.2)

B. ASSIGNEE AGREES to be bound by the terms and provisions of the lease described here, provided the assignment is approved by the Authorized Officer.

C. IT IS HEREBY CERTIFIED That the statements made herein are true, complete, and correct to the best of undersigned's knowledge and belief and are made in good faith.


Executed this 17th day of May, 1985


                                       Coso Land Company



                                       By:  /s/ Kenneth P. Nemzer
                                            -----------------------------------
                                                    (Assignee's Signature)
                                                Kenneth P. Nemzer
                                                Secretary and General Counsel
                                                California Energy Company, Inc.
                                                Joint Venture (Operator)
                                                3333 Mendocino Ave., Suite 100
                                                Santa Rosa, CA  95401
                                              ----------------------------------
                                                    (Address, include zip code)
_______________________________________________________________________________

Title 18 U.S.C. Section 1001, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.
________________________________________________________________________________
                             GENERAL INSTRUCTIONS


1. Use of form - Use only for assignment of record title interest in geothermal resources leases, and for assignments of working or royalty interests, operating agreements, or subleases. An assignment of record title may only cover lands in one lease. If more than one assignment is made out of a lease, file a separate instrument of transfer with each assignment.

2. Filing and number of copies - File three (3) completed and manually signed copies in proper BLM office. A $50 nonrefundable filing fee must accompany assignment. File assignment within ninety (90) days after date of final execution.

3. Effective date of assignment - Assignment, if approved, takes effect on the first day of the month following the date of filing of all required papers.

4. Overriding royalties or payments out of production - Describe in an accompany statement any overriding royalties or payments out of production created by assignment but not set out therein. If payments out of production are reserved by assignor, outline in detail the amount, method of payment, and other pertinent terms.

5. Effect of assignment - Approval of assignment of a definitely described portion of the leased lands creates separate leases. Assignee, upon approval of assignment, becomes lessee of the Government as to the assigned interest and is responsible for

                                     R&M-11
   complying with all lease terms and conditions, including timely payment of annual rental and maintenance of any required bond; except in the case of assignment of undivided interests, royalties, and operating agreements.

6. A copy of the executed lease, out of which this assignment is made, should be made available to assignee by assignor.

                             SPECIFIC INSTRUCTIONS
                   (Items not specified are self-explanatory)

                                     PART I

Item 1 - Type of print plainly, in ink, between and below heavy dots, the assignee's full name and mailing address, including zip code.

                                    PART II

A.  Certification of assignee

    3. If assignee is an association or partnership, assignee must furnish a certified copy of its articles of association or partnership, with a statement that (a) it is authorized to hold geothermal resources leases; (b) that the person executing the assignment is authorized to act on behalf of the organization in such matters; and (c) names and addresses of members controlling more than 10 percent interest.

    If assignee is a corporation, it must submit a statement containing the following information: (a) State in which it was incorporated; (b) that it is authorized to hold geothermal resources leases; (c) that officer executing assignment is authorized to act on behalf of the corporation in such matters; and (d) percentage of voting stock and percentage of all stock owned by aliens or those having addresses outside the United States. If 10 percent or more of the stock of any class is owned or controlled by or on behalf of any one stockholder, a separate showing of his citizenship and holdings must be furnished.

    If evidence of qualifications and ownership has previously been furnished as required by the above, reference by serial number of record in which it was filed together with a statement to any amendments. Qualifications of assignee must be in full compliance with the regulations (43 CFR 3241.1-2).

    4. Statement of interests - Assignee must indicate whether or not he is the sole party in interest in the assignment; if not, assignee must submit, at time assignment is filed, a signed statement giving the names of other interested parties. If there are other parties interested in the assignment, a separate statement must be signed by each assignee, giving the nature and extent of the interest of each, the nature of agreement between them, if oral; and a copy of agreement, if written. All interested parties must furnish evidence of their qualifications to hold such lease interests. Separate statements and written agreements, if any, must be filed with the filing of the assignment.

The Paperwork Reduction Act of 1980 (44 U.S.C. 3501 et seq.) requires us to inform you that:
This information is being collected in accordance with 73 CFP 3241.
This information will be used to identify and communicate with the parties involved
[sentence illegible

                                     R&M-12

Form_000-3                               UNITED STATES
(December 198_)                   DEPARTMENT OF THE INTERIOR                           FORM APPROVED
(FORMERLY 3106-5 & 3200-17)              BUREAU OF LAND MANAGEMENT                           OMB NO. 1004-
0034
                                                                                       Expires:  August 31,
1989

                            ASSIGNMENT OF RECORD TITLE INTEREST IN A
                      LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES                    Lease Serial No.
                                  Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)  CA-11402
                                  Act for Acquired Lands of 1947 (30 U.S.C. 351-359)   New Serial No.
                                  Geothermal Steam Act of 1970 (30 U.S.C. 101-1025)
                      Department of the Interior Appropriations Act, Fiscal Year 1981 (P.L. 96-514)
                                  Type or print plainly in ink and sign in ink.


                               PART A:  ASSIGNMENT


1.   Assignee      Coso Geothermal Company
     Street        601 California Street, Suite 1111
     City, State   San Francisco, California
     Zip Code      94108

     Additional Assignees          None

This record title assignment is for:(Check one) __ Oil and Gas Lease, or /X/ Geothermal Lease

Interest conveyed:  (Check one or both, as appropriate) /X/  Record Title,    /__/ Overriding Royalty, payment out of
                                                                                   production or other similar
                                                                                   interests or payments

2.   This assignment conveys the following interest:
                   Land Description                             Percent of Interest                         Percent of
Additional space on reverse, if needed.  Do not submit     Owned      Conveyed    Retained                  Overriding Royalty
documents other than this form;                                                                             or Similar Interests
such documents should only                                                                                  Reserved   Previously
be referenced herein.                                                                                                  reserved
                                                                                                                       or conveyed
                a                                          b           c          d                             e               f

T. 22 S., R. 39 E., Mt. Diablo Meridian
                                                           100%        100%       0%                            0%              0%
Sec. 19, Lots 1-4, Inclusive, E1/2, E1/2W1/2
Sec. 20,
Sec. 29,
Sec. 30, Lots 1-4, Inclusive, E1/2, E 1/2W1/2

Total Area 2,554.04

                               FOR BLM USE ONLY
                           UNITED STATES OF AMERICA
This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.
 X Assignment approved for above described lands:    ___  Assignment approved
---                                                       for attached land
                                                          description

Assignment approved effective  May 1 1988

By  /s/ Fred O'Ferrall           Chief, Leasable Minerals Section    Apr 20 1988
    (Authorized Officer)                          (Title)              (Date)

                                     R&M-13

No. 2 Continued: ADDITIONAL SPACE for Land Description.  in Item No. 2 if
                                                         needed.



               PART B:  CERTIFICATION AND REQUEST FOR APPROVAL

1. The assignor certifies as owner of an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2. Assignee certifies as follow: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, nation, or resident alien of the United States or association of such citizen, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee's chargeable interests, direct and indirect, in either public domain or acquired lands, do not exceed 200,000 acres in oil and gas options or 246,080 in oil and gas leases in the same State, or 300,000 acres in leases and 200,000 options in each leasing District in Alaska, of this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920 or 51,200 acres in any one State if this is a geothermal lease; and (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts.

3. Assignee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.

For oil and gas assignments, the obligation to pay overriding royalties, payment out of production, carried interests, net profit interests, or such similar payments or interests increased herein, which, when added to overriding royalties or payments out of production or other similar interests or payments previously created, may be suspended by the Secretary at any time upon a determination that the excess constitutes a burden on lease operations in accordance with 43 CFR 3103.

For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.


                                                                Assignor       /s/  Richard A. Nishkian
                                                                             -------------------------------------------
Executed this  15th             day of    April  , 1988           or          Richard A.    (Signature)       Nishkian

                                                                Attorney-in-fact Senior Vice President*
                                                                                         (Signature)


Name of assignor as shown on current lease or assignment  Coso Land Company
601 California Street, Suite 1111, San Francisco, California  94108
  (Assignor's Address)                       (City)                                     (State)         (Zip Code)

                                                                Assignee      /s/  Richard A. Nishkian
                                                                             -------------------------------------------
Executed this   15th    day of   April      , 1988                  or        Richard A. (Signature)  Nishkian
                                                                Attorney-in-fact Senior Vice President and **
                                                                                         (Signature)



18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.
*   and Chief Financial Officer, California Energy Company,
    Inc., Operator for Coso Land Company
** Chief Financial Officer, California Energy Company, Inc., Operator for Coso Geothermal Company

                                     R&M-14


Form 3000-3                                                   UNITED STATES
(December 1986)                                       DEPARTMENT OF THE INTERIOR                        FORM APPROVED
(formerly 3106-5 & 3200-17)                           BUREAU OF LAND MANAGEMENT                         OMB NO. 1004-0034
                                                                                                     Expires:  August 31, 1989
                                               ASSIGNMENT OF RECORD TITLE INTEREST IN A                Lease Serial No.
                                         LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES
                                               Mineral Leasing Act of 1920 (30U.S.C. 181 et seq.)           CA-11402
                                               Act for Acquired Lands of 1947 (30U.S.C. 351-359)            New Serial NO.
                                               Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
                                 Department of the Interior Appropriations Act, Fiscal year 1981 (P.L. 96-514)
                                                            Type or print plainly in ink and sign in ink.


                                                                    PART A:  ASSIGNMENT


1. Assignee      Coso Energy Developers
   Street        601 California Street, Suite 1111
   City, State   San Francisco, California
   Zip Code      94108

   Additional Assignees         None

This record title assignment is for:  (Check one)  __ Oil and Gas Lease, or    X  Geothermal Lease
                                                                              ---

Interest conveyed:  (Check one or both, as appropriate)  X Record Title,  __   Overriding Royalty, payment out of production or
                                                                               other similar interests or payments

2. This assignment conveys the following interest:
                        Land Description                                       Percent of Interest             Percent of
Additional space on reverse, if needed.  Do not submit                 Owned     Conveyed     Retained         Overriding Royalty
documents other than this form: such documents should only                                                              or Similar
Interests
be referenced herein.                                                                                          Reserved Previously
                                                                                                               reserved or conveyed
                           a                                              b         c            d                 e          f

T. 22 S., R. 39 E., Mt. Diablo Meridian                                   100%      100%         0%                0%         0%
Sec. 19, lots 1-4, Inclusive, E1/2, E1/2W1/2
Sec. 20,
Sec. 29,
Sec 30, Lots 1-4, Inclusive, E1/2, E1/2W1/2

Total Area 2,554.04

                                    FOR BLM USE ONLY

                                  UNITED STATES OF AMERICA
This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.


 X  Assignment approved for above described lands:      __  Assignment approved for attached land description
---

Assignment approved effective  May 1 1988

By    /s/  Fred O'Ferral                                Chief, Leasable Minerals Section   Apr 20 1988
    ---------------------------                                 (Title)
     (Authorized Officer)

                                     R&M-15

No. 2 Continued: ADDITIONAL SPACE for Land Description in Item No 2 if needed.






                         PART B: CERTIFICATION AND REQUEST FOR APPROVAL

1. The assignor certifies as owner of an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2. Assignee certifies as follows:  (a) Assignee is a citizen of the United
   States: an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, nation, or resident alien of the United States or association of such citizen, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee's chargeable interests, direct and indirect, in either public domain or acquired lands, do not exceed 200,000 acres in oil and gas options or 246,080 in oil and gas leases in the same State, or 300,000 acres in leases and 200,000 acres in options in each leasing District in Alaska, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920 or $1,200 acres in any one State if this is a geothermal lease; and (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts.

3. Assignee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.

For oil and gas assignments, the obligation to pay overriding royalties, payment out of production, carried interests, net profit interests, or such similar payments or interests created herein, which when added to overriding royalties or payments out of production or other similar interests or payments previously created, may be suspended by the Secretary at any time upon a determination that the excess constitutes a burden on lease operations in accordance with 43 CFR 3103.

For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.


                                            Assignor /s/  Richard A. Nishkian
                                                     ---------------------------
Executed this 15th day of April   1988               Richard A. Nishkian
                                            Attorney-in-fact Senior Vice
                                            President and*
                                                             (Signature)

Name of assignor as shown on current lease or assignment Coso Geothermal Company 601 California Street, Suite 1111, San Francisco, California 94108
    (Assignor's Address)                 (City)      (State)  (Zip Code)



                                            Assignee /s/  Richard A. Nishkian
                                                     --------------------------
Executed this 15th day of April , 1988        or     Richard A. Nishkian
                                            Attorney-in-fact Senior Vice
                                            President and **
                                                        (Signature)

18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.
* Chief Financial Officer, California Energy Company, Inc.,
  Operator for Coso Geothermal Company
  Coso Hotsprings Inetrmountain Power, Inc., General Partner of Coso Energy Developers

                                     R&M-16